UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 25, 2000


                    WELLS FARGO ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-1 Trust (Exact name of registrant as specified in its charter)





New York (governing law of           333-02209       Pending
Pooling and Servicing Agreement)     (Commission     IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)




        c/o Wells Fargo Bank Minnesota, N.A.
        11000 Broken Land Parkway
        Columbia, MD                                          21044
        (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On July 25, 2000 a distribution was made to holders of WELLS FARGO ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2000-1 Trust.


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number            Description



              EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-1 Trust, relating to the July 25, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     WELLS FARGO ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 2000-1 Trust

              By:   Wells Fargo Bank Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 08/03/00





                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-1 Trust, relating to the July 25, 2000 distribution.